UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 2, 2022
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ARTIVION, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1655 Roberts Boulevard, N.W., Kennesaw, Georgia 30144
(Address of principal executive office) (zip code)
Registrant's telephone number, including area code: (770) 419-3355
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(Former name or former address, if changed since last report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AORT	NYSE
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05    Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On August 2, 2022, the Board of Directors (the “Board”) of Artivion, Inc. (the “Company”) approved and adopted an amended and restated Code of Conduct (as amended and restated, the “Code”). The Code replaces the previous Code of Conduct adopted by the Board (the “Prior Code”) in its entirety to, among other things, streamline the Code and improve its readability. The Code was approved and adopted by the Board as part of its ordinary course review of the Company’s governance documents, codes, and policies. The Code became effective upon the Board’s approval and adoption.

The Code applies to all officers, employees, and directors of the Company and its subsidiaries and constitutes a “code of ethics” as such term is defined in Item 406(b) of Regulation S-K. Adoption of the Code did not relate to or result in any waiver, whether explicit or implicit, of any provision of the Prior Code.

The foregoing summary of the Code is not intended to be exhaustive and is qualified in its entirety by reference to the Code, which is available on the Company’s website at https://investors.artivion.com, under the “Artivion’s Code of Conduct” section of the “Corporate Governance” tab. Information contained which is available on the Company’s website is not incorporated by reference in, or considered part of, this Current Report on Form 8-K.

Item 9.01(d)    Exhibits
(d)Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Artivion, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 5, 2022

ARTIVION, INC.

By:	/s/ D. Ashley Lee
Name:	D. Ashley Lee
Title:	Executive Vice President and Chief Financial Officer